CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Quarterly Report of TS Electronics, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2003 (the "Report"), I, Keith Boyd, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February  18,  2004
                                       /s/  Keith  Boyd
                                       -----------------------------------------
                                       Keith  Boyd
                                       Chief  Financial  Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.





                                                                    Exhibit 32.1
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